Exhibit 99.1

Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1,2

	8/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Number of Term Loans Outstanding	22,709	21,409	20,445	18,027	11,951	10,473	19,576
Aggregate Unpaid Principal Balance	$1,396,491,673	$1,231,929,539	$1,081,407,606	$958,048,846	$564,833,713	$402,659,159	$855,865,052

	Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$38,784,656	$40,228,787	$34,595,627	$41,980,019	$15,395,906	$14,295,617	$27,535,137
15-29 missed payment factor	$28,480,380	$24,653,454	$26,264,683	$25,013,844	$7,018,340	$11,737,335	$18,005,152
30-44 missed payment factor	$22,922,927	$18,457,714	$22,313,096	$20,890,824	$5,985,236	$4,681,417	$13,677,209
45-59 missed payment factor	$18,110,948	$16,746,274	$20,230,938	$14,293,284	$4,307,708	$3,017,883	$12,827,053
60+ non-write off paying	$43,228,220	$45,074,545	$26,936,769	$15,727,287	$14,702,587	$50,274,475	$17,877,544
60+ non-write off not paying	$10,931,454	$11,782,188	$18,655,548	$12,841,244	$6,794,343	$15,395,179	$26,591,630
Total 61+ DPD	$54,159,674	$56,856,733	$45,592,317	$28,568,531	$21,496,930	$65,669,654	$44,469,174

	Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.78%	3.27%	3.20%	4.38%	2.73%	3.55%	3.22%
15-29 missed payment factor	2.04%	2.00%	2.43%	2.61%	1.24%	2.91%	2.10%
30-44 missed payment factor	1.64%	1.50%	2.06%	2.18%	1.06%	1.16%	1.60%
45-59 missed payment factor	1.30%	1.36%	1.87%	1.49%	0.76%	0.75%	1.50%
60+ non-write off paying	3.10%	3.66%	2.49%	1.64%	2.60%	12.49%	2.09%
60+ non-write off not paying	0.78%	0.96%	1.73%	1.34%	1.20%	3.82%	3.11%

1 The delinquency experience is measured by the missed payment factors of the term loans in the Term Loan Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month.

2 Paid off Term Loans are viewed as $0 Unpaid Principal Balance.

Line of Credit Delinquency Experience3,4

	8/31/2025	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Number of Lines of Credit Outstanding	37,291	28,171	19,195	19,756	16,547	15,448	16,672
Aggregate Unpaid Principal Balance	$740,668,987	$556,629,817	$333,457,534	$282,699,515	$187,967,324	$155,589,302	$270,416,296

	Unpaid Principal Balance of Past Due Lines of Credit
1-14 missed payment factor	$16,158,957	$14,143,703	$9,265,803	$7,587,935	$2,719,867	$3,096,655	$5,563,570
15-29 missed payment factor	$24,195,070	$16,285,440	$5,601,523	$4,472,181	$1,305,146	$1,553,464	$3,390,316
30-44 missed payment factor	$12,778,942	$9,035,043	$4,596,375	$3,469,618	$909,273	$909,064	$3,085,334
45-59 missed payment factor	$7,057,726	$5,983,166	$4,437,468	$2,363,179	$640,028	$957,284	$2,326,662
60+ non-write off paying	$6,661,308	$5,774,062	$5,678,597	$2,173,499	$2,066,120	$8,537,274	$1,950,686
60+ non-write not off paying	$10,233,422	$8,515,704	$5,884,622	$1,597,465	$2,081,177	$4,316,810	$5,099,439
Total 61+ missed payment factor	$16,894,730	$14,289,767	$11,563,219	$3,770,964	$4,147,297	$12,854,084	$7,050,124

	Lines of Credit past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.18%	2.54%	2.82%	2.72%	1.47%	2.02%	2.08%
15-29 missed payment factor	3.27%	2.93%	1.71%	1.60%	0.70%	1.01%	1.27%
30-44 missed payment factor	1.73%	1.62%	1.40%	1.25%	0.49%	0.59%	1.15%
45-59 missed payment factor	0.95%	1.07%	1.35%	0.85%	0.35%	0.62%	0.87%
60+ non-write off paying	0.90%	1.04%	1.73%	0.78%	1.12%	5.56%	0.73%
60+ non-write off not paying	1.38%	1.53%	1.79%	0.57%	1.12%	2.81%	1.91%

3 The delinquency experience is measured by the missed payment factors of the line of credit loans in the Line of Credit Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month. Historically, line of credit loans have been weekly pay loans.

4 Dormant Lines of Credit are viewed as $0 Unpaid Principal Balance.

Term Loan Cumulative Net Charge-Off Experience[5]
Origination Vintages (based on calendar year or quarter): Overall

	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	7,120	6,971	6,778	6,494	5,997	6,546	23,968	22,986	15,089	10,940	28,710
Aggregate Original Principal Balance	640,701,185	618,934,596	579,743,208	569,073,421	490,379,522	523,181,590	1,813,338,021	1,646,623,139	950,803,524	658,230,518	1,708,859,798
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[6]
Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%	0.01%	0.03%	0.01%	0.03%
3	0.18%	0.19%	0.20%	0.19%	0.00%	0.00%	0.00%	0.03%	0.09%	0.15%	0.07%
4		0.84%	1.09%	0.83%	0.48%	0.05%	0.14%	0.27%	0.30%	0.39%	0.23%
5		1.81%	2.24%	1.92%	1.51%	0.77%	0.82%	1.23%	0.89%	0.72%	0.83%
6		2.91%	3.30%	3.07%	2.87%	1.83%	1.98%	2.54%	1.83%	1.30%	1.71%
7			4.31%	4.18%	4.21%	3.14%	3.16%	3.81%	2.67%	1.90%	2.56%
8			5.35%	5.56%	5.22%	4.35%	4.45%	5.15%	3.72%	2.71%	3.56%
9			6.34%	6.71%	6.32%	5.38%	5.74%	6.36%	4.44%	3.53%	4.51%
10				7.83%	7.15%	6.10%	6.87%	7.41%	5.17%	4.20%	5.38%
11				8.56%	7.98%	7.04%	7.72%	8.40%	5.72%	4.62%	6.25%
12				9.22%	8.64%	7.71%	8.49%	9.17%	6.25%	4.98%	6.85%
13					9.21%	8.24%	9.04%	9.96%	6.54%	5.21%	7.39%
14					9.52%	8.64%	9.45%	10.59%	6.72%	5.42%	7.80%
15					9.70%	8.78%	9.80%	11.02%	6.89%	5.46%	8.22%
16						8.93%	10.11%	11.37%	7.04%	5.60%	8.50%
17						9.00%	10.33%	11.66%	7.18%	5.64%	8.76%
18						9.06%	10.49%	11.85%	7.28%	5.65%	8.87%
19							10.62%	12.02%	7.33%	5.68%	8.98%
20							10.66%	12.12%	7.39%	5.73%	9.01%
21							10.66%	12.21%	7.37%	5.69%	9.04%
22								12.28%	7.38%	5.69%	9.06%
23								12.29%	7.38%	5.63%	9.07%
24								12.27%	7.35%	5.59%	9.06%
25								12.26%	7.33%	5.58%	9.02%
26								12.25%	7.29%	5.55%	8.98%
27								12.20%	7.23%	5.47%	8.94%
28								12.20%	7.20%	5.42%	8.89%
29								12.17%	7.19%	5.37%	8.83%
30								12.14%	7.16%	5.35%	8.76%

5 The historical information in the tables in this section reflect net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller and/or On Deck Capital, Inc. in accordance with their then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller and/or On Deck Capital, Inc. in accordance with their Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

6 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score[7] < 515

	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	120	194	317	397	437	426	6,774	7,777	3,684	2,233	8,269
Aggregate Original Principal Balance	10,164,800	9,998,001	14,543,381	18,880,490	19,719,268	22,331,805	431,064,686	479,598,620	195,741,401	108,744,684	387,752,693
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[8]

Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.17%	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%	0.04%	0.10%
3	1.01%	0.45%	0.76%	0.79%	0.00%	0.00%	0.00%	0.07%	0.15%	0.38%	0.24%
4		2.41%	5.50%	2.68%	0.40%	0.33%	0.26%	0.65%	0.90%	0.86%	0.59%
5		9.12%	8.98%	6.08%	2.64%	3.19%	1.75%	3.03%	2.73%	1.63%	2.12%
6		12.40%	10.43%	9.88%	5.79%	5.53%	4.18%	5.80%	5.98%	3.53%	4.32%
7			14.02%	13.56%	8.83%	9.02%	6.52%	8.69%	8.37%	5.08%	6.27%
8			17.89%	16.29%	10.74%	12.59%	8.91%	11.58%	11.74%	6.97%	8.52%
9			20.77%	19.34%	12.61%	14.52%	10.80%	13.88%	13.91%	8.44%	10.60%
10				21.38%	13.30%	15.32%	12.69%	15.69%	15.58%	9.97%	12.06%
11				21.83%	14.80%	17.41%	14.03%	17.57%	16.95%	11.05%	13.85%
12				22.46%	16.61%	18.96%	15.43%	18.95%	18.15%	12.17%	15.13%
13					18.95%	19.73%	16.34%	20.36%	18.60%	12.83%	16.22%
14					19.22%	19.72%	16.99%	21.39%	18.98%	13.46%	17.05%
15					19.91%	20.15%	17.52%	22.08%	19.18%	13.63%	17.69%
16						20.49%	17.92%	22.78%	19.50%	14.12%	18.17%
17						20.56%	18.18%	23.26%	19.65%	14.01%	18.61%
18						20.54%	18.46%	23.59%	19.86%	14.08%	18.71%
19							18.65%	23.86%	19.91%	13.98%	18.79%
20							18.73%	24.06%	20.02%	13.99%	18.85%
21							18.71%	24.20%	20.01%	13.97%	18.86%
22								24.29%	19.98%	13.99%	18.78%
23								24.35%	19.99%	13.84%	18.83%
24								24.31%	19.93%	13.70%	18.83%
25								24.23%	19.87%	13.66%	18.76%
26								24.18%	19.80%	13.59%	18.67%
27								24.16%	19.67%	13.46%	18.57%
28								24.12%	19.56%	13.42%	18.46%
29								24.04%	19.52%	13.32%	18.33%
30								23.99%	19.41%	13.29%	18.21%

7 OnDeck Score for the Series 2025-2 Notes utilizes version 7 of the scoring model maintained by the OnDeck Affiliates.

8 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 515-544

	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	1,180	1,088	1,045	957	1,145	1,159	6,302	5,582	3,132	1,950	6,010
Aggregate Original Principal Balance	77,456,760	66,781,991	63,712,565	59,411,579	63,593,649	73,817,227	450,055,626	389,011,404	185,330,193	101,037,855	331,958,724
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[9]

Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.01%	0.03%	0.11%	0.00%	0.00%
3	0.00%	0.65%	0.32%	0.57%	0.00%	0.00%	0.01%	0.05%	0.13%	0.09%	0.00%
4		1.80%	1.73%	1.46%	1.31%	0.03%	0.17%	0.22%	0.35%	0.22%	0.22%
5		4.49%	3.85%	3.76%	3.90%	1.20%	0.86%	0.95%	0.87%	0.98%	0.77%
6		6.42%	5.43%	6.08%	6.21%	2.99%	2.13%	2.44%	1.73%	1.72%	1.75%
7			6.55%	8.38%	8.60%	4.88%	3.46%	3.71%	2.76%	2.87%	2.69%
8			8.49%	10.46%	10.65%	7.12%	4.78%	4.93%	3.82%	3.81%	3.91%
9			10.26%	12.81%	11.68%	8.88%	6.28%	6.24%	4.82%	5.68%	5.18%
10				13.96%	12.76%	9.70%	7.55%	7.34%	5.92%	6.62%	6.30%
11				15.00%	14.80%	11.29%	8.47%	8.43%	6.63%	7.20%	7.55%
12				16.26%	15.71%	11.84%	9.40%	9.33%	7.35%	7.64%	8.17%
13					17.05%	12.66%	9.90%	10.20%	7.95%	7.96%	8.83%
14					17.50%	13.37%	10.44%	11.05%	8.28%	8.32%	9.36%
15					17.77%	13.66%	10.93%	11.65%	8.69%	8.21%	9.87%
16						14.37%	11.18%	12.06%	8.93%	8.40%	10.19%
17						14.65%	11.55%	12.38%	9.21%	8.54%	10.52%
18						14.75%	11.71%	12.49%	9.29%	8.49%	10.62%
19							11.84%	12.59%	9.26%	8.60%	10.87%
20							11.90%	12.65%	9.32%	8.79%	10.84%
21							11.89%	12.78%	9.26%	8.71%	10.92%
22								12.89%	9.24%	8.66%	10.95%
23								12.84%	9.19%	8.59%	10.93%
24								12.83%	9.17%	8.47%	10.94%
25								12.84%	9.12%	8.49%	10.90%
26								12.83%	9.08%	8.36%	10.83%
27								12.75%	8.95%	8.21%	10.78%
28								12.76%	8.96%	8.09%	10.74%
29								12.78%	8.94%	7.99%	10.68%
30								12.72%	8.91%	7.84%	10.62%

9 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 545-584
	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	2,402	2,201	1,967	1,814	1,774	2,339	5,642	4,243	3,088	2,334	5,612
Aggregate Original Principal Balance	191,709,525	176,206,211	150,768,006	146,722,080	136,232,473	176,127,736	448,771,040	329,728,807	198,062,181	137,987,206	339,355,374
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[10]

Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%	0.04%
3	0.43%	0.11%	0.18%	0.13%	0.00%	0.00%	0.01%	0.00%	0.10%	0.22%	0.06%
4		0.86%	1.42%	1.14%	0.79%	0.08%	0.14%	0.08%	0.17%	0.56%	0.24%
5		2.20%	2.88%	2.58%	1.63%	0.76%	0.60%	0.43%	0.58%	0.95%	0.75%
6		3.31%	4.10%	4.15%	3.37%	2.24%	1.34%	0.67%	1.07%	1.28%	1.38%
7			5.47%	5.44%	4.56%	3.82%	2.04%	1.19%	1.46%	1.60%	2.09%
8			6.75%	7.53%	5.63%	5.41%	3.13%	1.90%	1.90%	2.22%	2.67%
9			8.29%	8.88%	7.13%	6.74%	4.36%	2.62%	2.10%	2.87%	3.30%
10				10.45%	7.97%	7.76%	5.20%	3.60%	2.53%	3.39%	4.26%
11				11.50%	8.82%	8.58%	6.03%	4.12%	3.04%	3.65%	4.87%
12				12.27%	9.69%	9.35%	6.65%	4.59%	3.56%	3.94%	5.24%
13					10.30%	9.89%	7.27%	5.12%	3.78%	4.13%	5.79%
14					10.61%	10.51%	7.59%	5.46%	3.85%	4.30%	6.08%
15					10.87%	10.56%	7.84%	5.77%	4.02%	4.35%	6.36%
16						10.62%	8.12%	5.98%	4.08%	4.45%	6.50%
17						10.71%	8.21%	6.16%	4.18%	4.55%	6.77%
18						10.81%	8.30%	6.36%	4.28%	4.74%	6.93%
19							8.46%	6.62%	4.33%	4.77%	7.01%
20							8.46%	6.66%	4.39%	4.88%	7.10%
21							8.46%	6.76%	4.36%	4.80%	7.11%
22								6.80%	4.36%	4.77%	7.18%
23								6.83%	4.35%	4.68%	7.18%
24								6.85%	4.30%	4.64%	7.14%
25								6.87%	4.33%	4.62%	7.14%
26								6.86%	4.31%	4.65%	7.14%
27								6.79%	4.29%	4.55%	7.11%
28								6.81%	4.22%	4.49%	7.09%
29								6.80%	4.24%	4.46%	7.05%
30								6.76%	4.20%	4.43%	7.01%

10 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 585-639
	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	2,094	2,192	2,141	2,000	1,709	1,881	3,905	3,026	2,589	2,344	5,336
Aggregate Original Principal Balance	214,616,322	227,628,058	214,036,906	199,203,367	171,353,951	170,923,624	350,598,495	247,127,276	181,185,555	155,320,174	368,908,922
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[11]

Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.01%	0.00%	0.02%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
3	0.10%	0.23%	0.25%	0.11%	0.00%	0.00%	0.00%	0.00%	0.03%	0.08%	0.00%
4		0.91%	0.86%	0.65%	0.17%	0.01%	0.00%	0.07%	0.05%	0.18%	0.04%
5		1.35%	1.97%	1.62%	1.13%	0.59%	0.21%	0.17%	0.05%	0.22%	0.21%
6		2.03%	3.12%	2.62%	2.09%	1.21%	0.63%	0.66%	0.09%	0.49%	0.52%
7			4.06%	3.34%	3.30%	2.25%	1.18%	0.78%	0.39%	0.79%	0.70%
8			4.88%	4.44%	4.36%	2.81%	1.68%	1.19%	0.53%	1.41%	1.18%
9			5.62%	5.39%	5.57%	3.34%	2.54%	1.63%	0.64%	1.96%	1.54%
10				6.44%	6.61%	3.91%	3.24%	2.01%	0.94%	2.43%	2.09%
11				7.13%	7.31%	4.70%	3.72%	2.35%	1.06%	2.62%	2.54%
12				7.87%	7.80%	5.28%	3.98%	2.76%	1.23%	2.75%	2.99%
13					8.08%	5.79%	4.24%	3.11%	1.43%	2.90%	3.18%
14					8.43%	6.04%	4.44%	3.39%	1.50%	2.94%	3.44%
15					8.46%	6.18%	4.56%	3.57%	1.57%	2.95%	3.87%
16						6.22%	4.90%	3.65%	1.65%	2.94%	4.20%
17						6.24%	5.17%	3.85%	1.73%	3.01%	4.37%
18						6.29%	5.29%	4.06%	1.83%	2.93%	4.50%
19							5.31%	4.13%	2.03%	2.97%	4.61%
20							5.30%	4.25%	2.03%	2.96%	4.63%
21							5.36%	4.25%	2.04%	2.93%	4.61%
22								4.28%	2.15%	2.97%	4.69%
23								4.27%	2.22%	2.97%	4.68%
24								4.28%	2.20%	3.00%	4.61%
25								4.36%	2.19%	3.03%	4.57%
26								4.35%	2.16%	2.99%	4.55%
27								4.34%	2.15%	2.91%	4.50%
28								4.34%	2.13%	2.89%	4.46%
29								4.32%	2.20%	2.87%	4.41%
30								4.33%	2.21%	2.94%	4.34%

11 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 640+
	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
Number of Loans Originated	1,324	1,296	1,308	1,326	932	741	1,345	2,358	2,596	2,079	3,483
Aggregate Original Principal Balance	146,753,778	138,320,335	136,682,350	144,855,905	99,480,181	79,981,198	132,848,175	201,157,033	190,484,195	155,140,599	280,884,085
Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[12]

Months Since Origination	2025 Q2	2025 Q1	2024 Q4	2024 Q3	2024 Q2	2024 Q1	2023	2022	2021	2020	2019
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.00%
3	0.00%	0.00%	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%	0.01%	0.04%	0.00%
4		0.13%	0.33%	0.29%	0.06%	0.00%	0.00%	0.00%	0.01%	0.22%	0.00%
5		0.27%	0.51%	0.37%	0.28%	0.13%	0.00%	0.07%	0.11%	0.22%	0.03%
6		1.49%	0.94%	0.47%	0.80%	0.13%	0.00%	0.31%	0.11%	0.32%	0.05%
7			1.34%	1.10%	1.56%	0.29%	0.28%	0.34%	0.15%	0.44%	0.29%
8			1.76%	1.70%	1.59%	0.45%	0.61%	0.44%	0.31%	0.74%	0.54%
9			1.97%	2.19%	1.80%	0.96%	0.58%	0.59%	0.37%	0.84%	0.64%
10				2.80%	2.16%	1.21%	0.80%	0.69%	0.49%	1.06%	0.77%
11				3.18%	2.25%	1.81%	0.90%	0.92%	0.49%	1.31%	0.75%
12				3.39%	2.55%	2.36%	0.98%	0.92%	0.50%	1.34%	0.87%
13					2.74%	2.59%	1.04%	0.99%	0.49%	1.33%	0.97%
14					2.89%	2.64%	1.14%	1.14%	0.53%	1.36%	0.99%
15					3.08%	2.74%	1.36%	1.12%	0.54%	1.44%	1.16%
16						2.73%	1.53%	1.15%	0.59%	1.48%	1.20%
17						2.71%	1.53%	1.16%	0.66%	1.47%	1.25%
18						2.72%	1.53%	1.20%	0.69%	1.42%	1.27%
19							1.70%	1.23%	0.69%	1.46%	1.32%
20							1.79%	1.23%	0.72%	1.49%	1.33%
21							1.78%	1.24%	0.71%	1.49%	1.40%
22								1.24%	0.71%	1.48%	1.44%
23								1.25%	0.70%	1.45%	1.44%
24								1.15%	0.69%	1.45%	1.50%
25								1.14%	0.69%	1.45%	1.48%
26								1.17%	0.68%	1.45%	1.48%
27								1.17%	0.68%	1.48%	1.47%
28								1.15%	0.68%	1.45%	1.47%
29								1.14%	0.63%	1.40%	1.47%
30								1.14%	0.63%	1.39%	1.46%

12 Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience13

	As of 8/31/25	2024	2023	2022	2021	2020	2019
Average Number of Term Loans Outstanding	21,859	21,368	19,037	15,168	10,393	15,214	20,913
Average Aggregate Unpaid Principal Balance	1,283,720,917	1,165,827,730	993,225,017	758,591,113	442,684,455	632,006,246	867,112,999
Net Charge-offs	147,746,745	204,422,993	179,053,893	79,759,902	24,065,421	132,424,601	129,489,502
Annualized Net Charge-off Rate	11.51%	17.53%	18.03%	10.51%	5.44%	20.95%	14.93%

Line of Credit Annualized Net Charge-Offs Experience14

	As of 8/31/25	2024	2023	2022	2021	2020	2019
Average Number of Lines of Credit Outstanding	30,522	23,544	18,378	18,192	15,876	16,255	16,083
Average Aggregate Unpaid Principal Balance	601,349,023	445,099,979	299,483,407	230,467,628	167,272,754	215,144,875	226,753,702
Net Charge-offs	68,345,417	65,186,241	42,524,402	14,719,938	7,849,107	32,804,478	22,555,856
Annualized Net Charge-off Rate	11.37%	14.65%	14.20%	6.39%	4.69%	15.25%	9.95%

13 The historical information in this table reflects net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller and/or On Deck Capital, Inc in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller and/or On Deck Capital, Inc in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.

14 The historical information in this table reflects net charge-offs in respect of the Line of Credit Comparable Serviced Portfolio that were charged-off by the Seller in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.